 WORLD FUNDS TRUST

T-REX 2X Inverse Ether Daily Target ETF (CBOE: ETQ)
(the “Fund”)

Supplement dated February 20, 2026
to the Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2025, as amended November 12, 2025,
as supplemented from time to time

On February 19, 2026, the Board of Trustees of World Funds Trust approved a Plan of Liquidation (the “Plan”) for the T-REX 2X Inverse Ether Daily Target ETF (the “Fund”). The Fund commenced operations on October 25, 2024. Tuttle Capital Management, LLC (the “Adviser”), the Fund’s investment advisor, recommended that the Board approve the Plan due to the Fund’s limited prospect for meaningful future asset growth, the ongoing operational costs associated with managing the Fund and the Adviser’s desire to no longer subsidize expenses. As a result, the Board of Trustees concluded that it is in the best interests of the Fund and its shareholders to liquidate the Fund. The Fund is expected to terminate as a series of the Trust and liquidate on or about March 23, 2026 (the “Liquidation Date”).
Effective as of the close of regular trading on March 16, 2026, the Fund is closed to new and subsequent investments and the Fund will de-list with its listing exchange. During the time between market close on March 16, 2026, and the Liquidation Date, the Fund’s shares will not be traded on Cboe BZX Exchange, Inc. and there can be no assurance that there will be a market for the sale of the Fund’s shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Fund, after the payment of certain Fund liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the sale of Fund shares and its termination and liquidation.
As shareholders redeem shares of the Fund, the Fund may not be able to achieve its investment objective and other investment policies. Accordingly, the Fund may increase its cash holdings and will deviate from its investment objective and other investment policies during the period between March 16, 2026, and the Liquidation Date. The liquidation of the Fund’s portfolio may result in brokerage and transaction costs, which will be borne by the Fund and its shareholders. In addition, the Fund will bear other expenses incurred in connection with carrying out the liquidation as these expenses have been deemed extraordinary expense items.
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For more information regarding this supplement please call 1-833-759-6110.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
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